                                                                    EXHIBIT 10.3

                           FIRST AMENDMENT AND CONSENT
                 TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT
                          DATED AS OF DECEMBER 27,2002

                  This FIRST AMENDMENT AND CONSENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (together with all Exhibits, Schedules and Annexes hereto, this "Amendment") is among CORRECTIONS CORPORATION OF AMERICA, a Maryland corporation (the "Borrower"), the Lenders (as defined below), and LEHMAN COMMERCIAL PAPER INC., as administrative agent for the Lenders (in such capacity, the "Administrative Agent").

                             PRELIMINARY STATEMENTS:

         A. The Borrower, the lenders party thereto (the "Lenders"), the Administrative Agent, Lehman Brothers Inc., as lead arranger and sole book-running manager, Deutsche Bank Securities Inc. and UBS Warburg LLC, as co-syndication agents, and Societe Generale, as documentation agent, have entered into a Third Amended and Restated Credit Agreement, dated as of May 3, 2002 (together with all Annexes, Exhibits and Schedules thereto, the "Credit Agreement"; capitalized terms used and not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement; terms defined in Sections 2 and 3 hereof are used herein as defined therein);

         B. The Borrower has advised the Lenders that it desires to consummate the Colorado Acquisition (as defined below) and, in connection therewith, obtain the ability to draw on $30,000,000 in aggregate principal amount of additional loans through the creation of additional commitments under the Tranche B Term Loan Facility (the "Additional Tranche B Term Loans") to finance a portion of the purchase price thereof;

         C. The Borrower has further advised the Lenders that it desires to transfer (i) the real property listed on Part I of Schedule A hereto to a Tennessee limited liability company to be a newly formed, Wholly Owned Subsidiary of the Borrower ("Properties I"), (ii) the real property listed on
Part II of Schedule A hereto to a Delaware limited partnership to be a newly formed, Wholly Owned Subsidiary of the Borrower ("Properties II"), (iii) the real property listed on Part III of Schedule A hereto to a Tennessee limited liability company to be a newly formed, Wholly Owned Subsidiary of the Borrower ("Properties III") and (iv) the real property listed on Part IV of Schedule A hereto to a Tennessee limited liability company to be a newly formed, Wholly Owned Subsidiary of the Borrower ("Properties IV"), in each case as such transfers are more particularly described on Schedule 1 and on such other terms and conditions as are satisfactory to the Administrative Agent, including, without limitation, that such transfers will be made subject to and subordinate to the Mortgages (the "Real Property Transfers"); and

         D. The Borrower has requested that the Lenders consent to the Colorado Acquisition, the Real Property Transfers and the creation and incurrence of the Additional Tranche B Term Loans.

                  NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.       CONSENT.

         Subject to the satisfaction of the conditions set forth in Section 3 hereof, the requisite Lenders hereby consent to the Colorado Acquisition, the Real Property Transfers and the creation and incurrence of the Additional Tranche B Term Loans.

2. AMENDMENTS TO CREDIT AGREEMENT TO BE EFFECTIVE ON THE FIRST AMENDMENT EFFECTIVE DATE.

                  (a)      The following new definitions are hereby added to
Section 1.1 of the Credit Agreement in the appropriate alphabetical order:

                           "Colorado Acquisition": the purchase by Properties I
                  of the Crowley County Correctional Facility in Olney Springs, Colorado for approximately $47,500,000, all on terms and conditions satisfactory to the Administrative Agent (including, without limitation, compliance with Section 6.10 of the Credit Agreement).

                           "Colorado Acquisition Closing Date": the date of
                  consummation of the Colorado Acquisition which shall be no later than January 30,2003.

                           "First Amendment": the First Amendment and Consent to
                  Third Amended and Restated Credit Agreement, dated as of December 27,2002.

                           "First Amendment Effective Date": the date on which
                  the First Amendment became effective according to its terms.

                           "Operating Subsidiaries": all Subsidiaries of the
                  Borrower other than the Immaterial Subsidiaries and the Properties Group Parties.

                           "Properties I": CCA Properties of America, LLC, a
                  Tennessee limited liability company.

                           "Properties II": CCA Properties of Texas, L.P., a
                  Delaware limited partnership.

                           "Properties III": CCA Properties of Arizona, LLC, a
                  Tennessee limited liability company.

                           "Properties IV": CCA Properties of Tennessee, LLC, a
                  Tennessee limited liability company.

                           "Properties Group Parties": collectively, Properties
                  I, Properties II, Properties III and Properties IV.

                           "Real Property Transfers": the Real Property
                  Transfers as defined in the First Amendment.

                  (b)      The definition of "Excess Cash Flow" contained in
Section 1.1 of the Credit Agreement is hereby amended by (i) replacing the "and" immediately preceding clause (x) thereof with ","and (ii) adding the following new clause at the end thereof: "and (xi) cash payments not to exceed $8,400,000 in the aggregate made in fiscal year 2003 in connection with the early termination of Hedge Agreements."

                  (c) Section 4.15 of the Credit Agreement is hereby amended by attaching to the Credit Agreement the Schedule 4.15(c) attached hereto as Annex 1 and adding the following new clause (c):

          "(c) The Subsidiaries listed on Schedule 4.15(c) constitute all of the Subsidiaries of the Borrower as of the First Amendment Effective Date.
          Schedule 4.15(c) sets forth as of the First Amendment Effective Date the name and jurisdiction of organization of each Subsidiary and, as to each Subsidiary, the percentage and number of each class of Capital Stock owned by the Borrower and its Subsidiaries."

                  (d) Section 4.19(a) of the Credit Agreement is hereby amended by replacing Schedule 4.19(a)-1 with the new Schedule 4.19(a)-l attached hereto as Annex 2.

                  (e) Section 4.23(a) of the Credit Agreement is hereby amended by replacing Schedule 4.23(a) with the new Schedule 4.23(a) attached hereto as Annex 3 and replacing the words "Restatement Effective Date" with "First Amendment Effective Date".

                  (f) Section 6 of the Credit Agreement is hereby amended by adding the following new Section 6.15 at the end thereof:

                           "6.15 Properties Group Parties. (a) Ensure that no Properties Group Party conducts, transacts or otherwise engages in any material business (other than as directly required by and incidental to its ownership of Prison Facilities) or incurs any Indebtedness (other than the incurrence and repayment of the Indebtedness permitted by Section 7.2(a), (b), (f), and (n)) or grants any Liens (other than
          (x) the Liens created pursuant to the Security Documents and (y) Liens permitted under Section 7.3 (other than under clauses (f) and (h) thereof) which are directly required by or incidental to its ownership of Prison Facilities) and (b) maintain the ownership structure and percentages of each Properties Group Party as set forth in Schedule 4.15(c)."

                  (g) Section 7.2 of the Credit Agreement is hereby amended by (i) adding the word "Operating" (A) immediately prior to the word "Subsidiaries" in each of clauses (c), (e), (k), and (p) thereof and (B) immediately prior to the word "Subsidiary" in clauses (g) and (h) thereof, (ii) inserting the phrase "Indebtedness of the Borrower consisting of" immediately prior to the phrase "the Litigation Settlement Debt" in clause (1) thereof and
(iii) inserting the phrase "other than any Properties Group Party" after the word "Guarantor" in clause (0) thereof.

                  (h) Section 7.3 of the Credit Agreement is hereby amended by adding the word "Operating" immediately prior to the word "Subsidiaries" in each of clauses (f) and (h) thereof.

                  (i) Section 7.4 of the Credit Agreement is hereby amended by: (i) deleting the word "and" at the end of clause (a) thereof, (ii) replacing the period at the end of clause (b) thereof with "; and", and (iii) inserting the following new clause (c):

                  "(c) notwithstanding anything to the contrary in clauses (a) and (b) of this Section 7.4, no Properties Group Party may enter into any merger or consolidation with or Dispose of any or all of its assets to any Person other than the Borrower (directly or indirectly through the relevant intermediate Subsidiary of the Borrower)."

                  (j)      Section 7.5 of the Credit Agreement is hereby amended
by:

                           (i) inserting the following proviso immediately after the words "Subsidiary Guarantor" in clause (c) thereof : ";provided that the Capital Stock of any Properties Group Party may only be issued or sold to the Borrower or, in the case of Properties III and Properties IV, to CCA of Tennessee" and

                           (ii) replacing the word "and" at the end of clause
                           (k) thereof with ",", replacing the "." at the end of clause (1) thereof with "; and" and adding the following new clause (m): "the Disposition for cash of unused equipment and undeveloped Real Estate; provided that the fair market value of such Disposed equipment and such Disposed Real Estate may not exceed $5,000,000 in the aggregate for any fiscal year of the Borrower."

                  (k)      Section 7.8(g) of the Credit Agreement is hereby
amended by:

                           (i) deleting the word "and" at the end of subclause (iv) thereof;

                           (ii) deleting the period and adding the following proviso to the end of subclause (v) thereof:
                           ";provided that, in addition to the foregoing, Properties I may pay cash consideration as required to consummate the Colorado Acquisition in fiscal year 2003 (such cash consideration in an aggregate amount not to exceed $47,500,000, plus all customary costs and expenses related thereto); and"

                           (iii)    inserting the following new subclause (vi):

                  "(vi) notwithstanding the foregoing, Properties I may consummate the Colorado Acquisition as a Permitted Acquisition hereunder, even if the Consolidated Secured Leverage Ratio is in excess of 2.85 to 1.OO, provided that the requirements of subclauses (i)-(v) of this clause (g) are otherwise satisfied."

                  (1) Section 7.9 of the Credit Agreement is hereby amended by inserting the following parenthetical at the end of clause (c) in the first sentence thereof: "(it being understood that, without limiting the foregoing, no Credit Party which is a limited liability company or a limited partnership shall amend its Governing Documents to elect that the equity interests therein be treated as securities governed by the UCC)".

3. OTHER AMENDMENTS. The following amendments to the Credit Agreement shall be effective on the Additional Tranche B Effective Date (it being understood that if the Additional Tranche B Effective Date does not occur, such amendments will not be made).

                  (a) Effective on the Additional Tranche B Effective Date, the following new definitions are hereby added to Section 1.1 of the Credit Agreement in the appropriate alphabetical order:

                           "Additional Tranche B Term Loan Lender": a Lender
                  holding an Additional Tranche B Term Loan Commitment or an Additional Tranche B Term Loan.

                           "Additional Tranche B Term Loans": as defined in
                  Section 2.1

                           "Additional Tranche B Term Loan Commitment": the
                  commitment of certain Lenders or other lenders to make Additional Tranche B Term Loans, in a principal amount not to exceed the amount set forth under the heading "Additional Tranche B Term Loan Commitment" opposite such Lender's name on
                  Schedule 1 to the Lender Addendum delivered by such Lender (in the case of a new Lender) or, in a written confirmation to the Administrative Agent (in the case of an existing Lender).

                  (b) Effective on the Additional Tranche B Effective Date, the definition of "Lender Addendum" contained in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:

                           "Lender Addendum": with respect to any Lender, a
                  Lender Addendum in the Administrative Agent's standard form.

                  (c) Effective on the Additional Tranche B Effective Date, the definition of "Required Lenders" contained in Section 1.1 of the Credit Agreement is hereby amended by inserting the following text immediately after the words "Term Loans then outstanding":

                  "and, with respect to the Additional Tranche B Term Loans, any unfunded, unexpired Additional Tranche B Term Loan Commitments"

                  (d) Effective on the Additional Tranche B Effective Date, the definition of "Tranche B Term Loan Commitment" contained in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:

                           "Tranche B Term Loan Commitment": as to any Tranche B
                  Term Loan Lender, the obligation of such Lender, if any, to make or purchase a Term Loan in a principal amount not to exceed the amount set forth under the heading "Tranche B Term Loan Commitment" opposite such Lender's name on Schedule 1 to the Lender Addendum delivered by such Lender or in the Assignment and Acceptance pursuant to which such Lender became a party hereto, as the same may be changed from time to time pursuant to the terms hereof or in connection with the First Amendment."

                  (e)      Effective on the Additional Tranche B Effective Date,
Section 2.1 (b) of the Credit Agreement is hereby amended and restated in its entirety as follows:

                  "(b)(i) each Tranche B Term Loan Lender on the Restatement Effective Date severally agrees to purchase a term loan (an "Original Tranche B Term Loan") from the Original Lenders on the Restatement Effective Date in an amount not to exceed the amount of the Tranche B Term Loan Commitment of such Lender on the Restatement Effective Date and (ii) subject to the terms and conditions of the First Amendment, each Lender having an Additional Tranche B Term Loan Commitment severally agrees to make a term loan on the Colorado Acquisition Closing Date (an "Additional Tranche B Term Loan" and, collectively with any Original Tranche B Term Loan, a "Tranche B Term Loan") in an amount not to exceed the amount of the Additional Tranche B Term Loan Commitment of such Lender on the Colorado Acquisition Closing Date."

                  (f)      Effective on the Additional Tranche B Effective Date,
Section 2.2 of the Credit Agreement is hereby amended and restated in its entirety as follows:

                  "2.2 Procedure for Term Loan Assignment/Borrowing. (i) The Borrower shall give the Administrative Agent irrevocable notice (which notice must be received by the Administrative Agent prior to 1O:OO A.M., New York City time, one Business Day prior to the anticipated Restatement Effective Date) requesting that the Term Loan Lenders purchase the Term Loans (other than the Additional Tranche B Term Loans) on the Restatement Effective Date and specifying the amount of Term Loans available for purchase. The Term Loans purchased by the Lenders on the Restatement Effective Date shall initially be Base Rate Loans, and prior to the Syndication Date, no Term Loan may be converted into or continued as a Eurodollar Loan having an Interest Period in excess of one month. Upon receipt of such notice the Administrative Agent shall promptly notify each Term Loan Lender thereof. Not later than 12:OO Noon, New York City time, on the Restatement Effective Date each Term Loan Lender shall make available to the Administrative Agent at the Funding Office an amount in immediately available funds equal to the Term Loan or Term Loans to be acquired by such Lender.

                  (ii) The Borrower shall give the Administrative Agent irrevocable Notice of Borrowing (which notice must be received by the Administrative Agent prior to 12:OO Noon, New York City time, one Business Day prior to the anticipated Colorado Acquisition Closing Date) certifying that the Colorado Acquisition will be consummated on such date pursuant to its terms and requesting that the Additional Tranche B Term Loan Lenders make the Additional Tranche B Term Loans on the Colorado Acquisition Closing Date and specifying the amount to be borrowed. The Additional Tranche B Term Loans made on the Closing Date shall initially be Base Rate Loans. Upon receipt of such notice the Administrative Agent shall promptly notify each Additional Tranche B Term Loan Lender thereof. Not later than 12:OO Noon, New York City time, on the Colorado Acquisition Closing Date each Additional Tranche B Term Loan Lender shall make available to the Administrative Agent at the Funding Office an amount in immediately available funds equal to the

                  Additional Tranche B Term Loan to be made by such Lender. The Administrative Agent shall make available to the Borrower the aggregate of the amounts made available to the Administrative Agent by the Additional Tranche B Term Loan Lenders in like funds. Additional Tranche B Term Loan Commitments not funded on the Colorado Acquisition Closing Date will terminate.

                  (g)      Effective on the Additional Tranche B Effective Date,
Section 2.3(b) of the Credit Agreement is hereby amended and restated in its entirety as follows:

                           "(b) The Tranche B Term Loan of each Tranche B Term
                  Loan Lender shall mature in 24 consecutive quarterly installments, commencing on June 30, 2002, each of which shall be in an amount equal to such Lender's Tranche B Term Loan Percentage multiplied by the amount set forth below opposite such installment:

   Installment                          Principal Amount
   -----------                          ----------------
June 30, 2002                             $   1,412,500
September 30, 2002                        $   1,412,500
December 31, 2002                         $   1,412,500
March 31, 2003                            $   1,487,500
June 30, 2003                             $   1,487,500
September 30, 2003                        $   1,487,500
December 31, 2003                         $   1,487,500
March 31, 2004                            $   1,487,500
June 30, 2004                             $   1,487,500
September 30, 2004                        $   1,487,500
December 31, 2004                         $   1,487,500
March 31, 2005                            $   1,487,500
June 30, 2005                             $   1,487,500
September 30, 2005                        $   1,487,500
December 31, 2005                         $   1,487,500
March 31, 2006                            $   1,487,500
June 30, 2006                             $   1,487,500
September 30, 2006                        $   1,487,500
December 31, 2006                         $   1,487,500
March 31, 2007                            $   1,487,500
June 30, 2007                             $1 13,095,000
September 30, 2007                        $1 13,095,000
December 31, 2007                         $ 169,642,500
March 31, 2008                            $ 169,642,500"

                  (h)      Effective on the Additional Tranche B Effective Date,
Section 4.16 of the Credit Agreement is hereby amended by adding the following new sentence at the end thereof:

                  "The Proceeds of the Additional Tranche B Term Loans shall be used to pay a portion of the purchase price of the Colorado Acquisition and to pay related fees and expenses."

4. CONDITIONS TO EFFECTIVENESS. The effectiveness of the consent contained in Section 1 of this Amendment and of the amendments contained in Section 2 of this Amendment are conditioned upon satisfaction of the following conditions precedent (the date on which all such conditions have been satisfied being referred to herein as the "First Amendment Effective Date"):

                  (a) (i) Each Properties Group Party shall have duly executed and delivered (1) an Assumption Agreement in the form attached hereto as Annex 4 with respect to the Guarantee and Security Agreement and with respect to the Mortgages encumbering the Real Estate transferred to it, (2) a counterpart signature page to the Subordinated Intercompany Note and (3) any other documentation required under, or requested by the Administrative Agent pursuant to, Section 6.10 of the Credit Agreement or otherwise, all in form and substance reasonably satisfactory to the Administrative Agent (any documentation delivered to the Administrative Agent pursuant to this clause (i), the "Properties Group Loan Documents"), (ii) the Governing Documents of each Properties Group Party shall be reasonably satisfactory in form and substance to the Administrative Agent and (iii) all aspects of the Colorado Acquisition and the Real Property Transfers, and all documentation related thereto, shall be reasonably satisfactory to the Administrative Agent;

                  (b) the Administrative Agent shall have received signed written authorization from the requisite Lenders to execute this Amendment, and shall have received counterparts of this Amendment signed by the Borrower, and counterparts of the consent of the Guarantors attached hereto as Annex 5 (the "Consent") executed by each of the Guarantors (as defined in the Guarantee and Security Agreement);

                  (c) each of the representations and warranties in Section 6 below shall be true and correct in all material respects on and as of the First Amendment Effective Date;

                  (d) the Administrative Agent shall have received a modified ALTA-11 endorsement from the Title Insurance Company for each of its mortgagee's title insurance policies relating to the Mortgages;

                  (e) the Administrative Agent shall have received payment in immediately available funds of all expenses incurred by the Administrative Agent (including, without limitation, legal fees) for which invoices have been presented, on or before the Amendment Effective Date;

                  (f) the Borrower shall have paid to each of the Lenders executing this Amendment by December 18,2002 an amendment fee equal to the product of 0.1% multiplied by the amount of each such Lender's Commitment;

                  (g) the Administrative Agent shall have received the executed legal opinions of (i) each of Stokes, Bartholomew, Evans & Petree, Miles & Stockbridge and Kaye Scholer LLP counsel to the Borrower and its Subsidiaries regarding customary matters (including, without limitation, the enforceability of this Amendment, the Credit Agreement, as amended, and the Properties Group Loan Documents against all parties thereto, and no conflict with law or material agreements) and (ii) such local counsel as the Administrative Agent shall request regarding the continued enforceability of the Mortgages and other customary matters;

                  (h) the Administrative Agent shall have received such other documents, instruments, certificates, opinions and approvals as it may reasonably request.

5.       CONDITIONS TO EFFECTIVENESS OF OTHER AMENDMENTS.

                  The effectiveness of the amendments contained in Section 3 of this Amendment and of the requirement to fund the Additional Tranche B Term Loans on the Colorado Acquisition Closing Date are conditioned upon satisfaction of the following conditions precedent (the date on which all such conditions have been satisfied being referred to herein as the "Additional Tranche B Effective Date"):

                  (a) the Administrative Agent shall have received an irrevocable written request from the Borrower, such notice to be received by the Administrative Agent at least five Business Days prior to the anticipated Colorado Acquisition Closing Date, to obtain the Additional Tranche B Term Loan Commitments in connection with the expected consummation of the Colorado Acquisition;

                  (b) each of the representations and warranties in Section 6 below shall be true and correct in all material respects on and as of the Additional Tranche B Effective Date and, with respect to the requirement of the Additional Tranche B Term Loan Lenders to fund the Additional Tranche B Term Loans, on the Colorado Acquisition Closing Date;

                  (c) the Administrative Agent shall have received (i) additional commitments from banks and other financial institutions with respect to the Additional Tranche B Term Loans in an aggregate principal amount equal to $30,000,000 and (ii) if any such bank or financial institution is not a Lender, a fully executed Lender Addendum with respect to each such bank or other financial institution committing to fund such Additional Tranche B Term Loans (and pursuant to which on the Additional Tranche B Effective Date such bank or other financial institution shall become a Tranche B Term Loan Lender for all purposes under the Credit Agreement and the other Loan Documents);

                  (d) the Administrative Agent shall have received payment in immediately available funds of all expenses incurred by the Administrative Agent (including, without limitation, legal fees) for which invoices have been presented, on or before the Additional Tranche B Effective Date;

                  (e) the Borrower shall have paid to each of the Lenders with Additional Tranche B Term Loan Commitments any applicable fees; and

                  (f) the Administrative Agent shall have received such other documents, instruments, certificates, opinions and approvals as it may reasonably request.

6. REPRESENTATIONS AND WARRANTIES. The Borrower represents and warrants to the Administrative Agent and the Lenders as follows:

                  (a) Authority. The Borrower has the requisite corporate power and authority to execute and deliver this Amendment and to perform its obligations hereunder and under the Credit Agreement (as modified hereby). Each of the Guarantors has the requisite corporate power and authority to execute and deliver the Consent. Each Properties Group Party will have the requisite corporate power and authority to execute the Properties Group Loan Documents to which it is a party. The execution, delivery and performance
(i) by the Borrower of this Amendment and the Credit Agreement (as modified hereby) and the transactions contemplated hereby and thereby, (ii) by the Guarantors of the Consent and (iii) by each Properties Group Party of the Properties Group Loan Documents to which it is a party, in each case, have been (or will be with respect to any Properties Group Party) duly approved by all necessary corporate action of such Person and no other corporate proceedings on the part of each such Person are necessary to consummate such transactions.

                  (b) Enforceability. This Amendment has been duly executed and delivered by the Borrower. The Consent has been duly executed and delivered by each of the Guarantors. Each of the Properties Group Loan Documents has been duly executed and delivered by each Properties Group Party party thereto. Each of this Amendment, the Consent, the Properties Group Loan Documents and, after giving effect to this Amendment, the Credit Agreement and the other Loan Documents, (i) is the legal, valid and binding obligation of each Loan Party or other Subsidiary of the Borrower party hereto and thereto (including, without limitation, as applicable, any Properties Group Party), enforceable against such Loan Party or other Subsidiary in accordance with its terms, except as may be limited by general equitable principals (whether enforcement is sought by proceedings in equity or at law) and (ii) is in full force and effect. Neither the execution, delivery or performance of this Amendment, of the Consent, of the Properties Group Loan Documents or of the Credit Agreement (as modified hereby), nor the performance of the transactions contemplated hereby or thereby, will adversely affect the validity, perfection or priority of the Administrative Agent's Lien on any of the Collateral or its ability to realize thereon.

                  (c) Representations and Warranties. After giving effect to this Amendment, the representations and warranties contained in the Credit Agreement and the other Loan Documents (other than any such representations and warranties that, by their terms, are specifically made as of a date other than the date hereof) are true and correct in all material respects on and as of the date hereof as though made on and as of the date hereof.

                  (d) No Conflicts. Neither the execution and delivery of this Amendment, the Consent, the Properties Group Loan Documents or the Credit Agreement (as modified hereby), nor the consummation of the transactions contemplated hereby and thereby, nor the performance of and compliance with the terms and provisions hereof or thereof by any Loan Party or other Subsidiary of the Borrower (including, without limitation, as applicable, any Properties Group Party) will, at the time of such Performance, (a) violate or conflict with any provision of its articles or certificate of incorporation or bylaws or other organizational or governing documents of such Person, (b) violate, contravene or materially conflict with any Requirement of Law or any other law, regulation (including, without limitation, Regulation U or Regulation X), order, writ, judgment, injunction, decree or permit applicable to it, except for any violation, contravention or conflict which could not reasonably be expected to have a Material Adverse Effect, (c) (i) violate, contravene or conflict with the contractual provisions of, or cause an event of default under, any Loan Document or (ii) violate, contravene or conflict with the contractual provisions of, or cause an event of default under any other loan agreement, indenture, mortgage, deed of trust, contract or other agreement or instrument to which it is a party or by which it may be bound or (d) result in or require the creation of any Lien (other than those contemplated in or created in connection with the

Loan Documents) upon or with respect to its properties. No consent or authorization of, filing with, notice to or other act by or in respect of, any Governmental Authority or any other Person is required in connection with the transactions contemplated hereby (including, without limitation, the transfer of ownership of the Real Estate), except the filings referred to in the revised
Schedule 4.19(a)-l attached hereto.

                  (e) No Default. Both before and after giving effect to this Amendment and the transactions contemplated hereby, no event has occurred and is continuing that constitutes a Default or Event of Default.

                  (f) Solvency. Each Subsidiary of the Borrower (including, without limitation, each Properties Group Party) is, and after giving effect to
(i) the Real Property Transfers, (ii) the assumption of the obligations and liabilities by the Properties Group Parties of (x) a Guarantor and Grantor under the Guarantee and Security Agreement and (y) of Grantor or Mortgagor under the each of the Mortgages (as contemplated in the Assumption Agreement executed by the Properties Group Parties) (iii) the incurrence of the Additional Tranche B Term Loans and (iv) the other transactions contemplated hereby, will be, Solvent.

7.       REFERENCE TO AND EFFECT ON CREDIT AGREEMENT.

                  (a) Upon and after the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified hereby. This Amendment is a Loan Document.

                  (b) Except as specifically modified above, the Credit Agreement and the other Loan Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Security Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations under and as defined therein, in each case as modified hereby.

                  (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Secured Party under any of the Loan Documents, nor, except as expressly provided herein, constitute a waiver or amendment of any provision of any of the Loan Documents.

8. RELIANCE. The Borrower hereby acknowledges and agrees that the Real Property Transfers contemplated hereby are being consummated at the request of the Borrower and at the time of their formation, the Properties Group Parties, and in consenting and agreeing to this Amendment, the Lenders have relied upon
(i) each Property Group Party becoming a Guarantor and a Grantor under the Guarantee and Security Agreement and a Grantor or Mortgagor under any other applicable Security Documents, including, without limitation, the Mortgages,
(ii) the continuing validity, enforceability and first-priority of the security interest created by the existing Mortgages in the Real Estate subject thereto notwithstanding the transfer of fee ownership of any such Real Estate to any Properties Group Party, (iii) the Real Property Transfers being consummated subject to and subordinate to the Mortgages and (iv) the non-release of the Borrower from any of its obligations as Grantor or Mortgagor under the Security Documents, including without limitation, the Mortgages.

9. COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment.

10. SEVERABILITY. Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

11. GOVERNING LAW. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

                            [Signature page follows]

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first written above.

                                             CORRECTIONS CORPORATION OF AMERICA,
                                             as Borrower

                                             By: /s/ John D.Ferguson
                                                --------------------------------
                                                 Name:  John D.Ferguson
                                                 Title: Chief Executive Officer
                                                        and President

                                             LEHMAN COMMERCIAL PAPER, INC.,
                                             as Administrative Agent

                                             By:________________________________
                                                 Name:
                                                 Title:

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first written above.

                                             CORRECTIONS CORPORATION OF AMERICA,
                                             as Borrower

                                             By:________________________________
                                                 Name:
                                                 Title:

                                             LEHMAN COMMERCIAL PAPER INC.,
                                             as Administrative Agent

                                             By: G.Andrew Keith
                                                --------------------------------
                                                 Name:  G.Andrew Keith
                                                 Title: Authorized Signatory

                                             DEUTSCHE BANK SECURITIES INC., as
                                             Co-Syndication Agent

                                             By: /s/ David S. Bailey
                                                --------------------------------
                                             Name:  David S. Bailey
                                             Title: Managing Director

                                             UBS WARBURG LLC, as
                                             Co-Syndication Agent

                                             By:________________________________
                                             Name:
                                             Title:

                                             By:________________________________
                                             Name:
                                             Title:

                                             SOCIETE GENERALE, as
                                             Documentation Agent

                                             By:________________________________
                                             Name:
                                             Title:

                                             DEUTSCHE BANK SECURITIES INC., as
                                             Co-Syndication Agent

                                             By:________________________________
                                             Name:
                                             Title:

                                             UBS WARBURG LLC, as
                                             Co-Syndication Agent

                                             By: /s/ Annette Spencer
                                                --------------------------------
                                             Name:  Annette Spencer
                                             Title: Director

                                             By: /s/ John C Cranoot
                                                --------------------------------
                                             Name:  John C Cranoot
                                             Title: Director

                                             SOCIETE GENERALE, as
                                             Documentation Agent

                                             By: _______________________________
                                             Name:
                                             Title:

                                             DEUTSCHE BANK SECURITIES INC., as
                                             Co-Syndication Agent

                                             By: _______________________________
                                             Name:
                                             Title:

                                             UBS WARBURG LLC, as
                                             Co-Syndication Agent

                                             By: _______________________________
                                             Name:
                                             Title:

                                             By: _______________________________
                                             Name:
                                             Title:

                                             SOCIETE GENERALE, as
                                             Documentation Agent

                                             By: Jeffrey C. Schultz
                                                 -------------------------------
                                             Name:  Jeffrey C. Schultz
                                             Title: Vice President

                        Schedules, Exhibits and Annexes
                             Intentionally Omitted

                              ASSUMPTION AGREEMENT

                  ASSUMPTION AGREEMENT, dated as of December 27, 2002, made by CCA Properties of America, LLC, a Tennessee limited liability company ("Properties I"), CCA Properties of Texas, L.P., a Delaware limited partnership ("Properties II"), CCA Properties of Arizona, LLC, a Tennessee limited liability company ("Properties III") and CCA Properties of Tennessee, LLC, a Tennessee limited liability company ("Properties IV" and, collectively with Properties I, Properties II and Properties III, the "Additional Grantors"), in favor of Lehman Commercial Paper Inc., as administrative agent (in such capacity, the "Administrative Agent") for (i) the banks and other financial institutions and entities (the "Lenders") parties to the Credit Agreement referred to below, and
(ii) the other Secured Parties (as defined in the Guarantee and Security Agreement (as hereinafter defined)). All capitalized terms not defined herein shall have the meaning ascribed to them in such Credit Agreement.

                              W I T N E S S E T H:

                  WHEREAS, Corrections Corporation of America (the "Borrower"), the Lenders, Lehman Brothers Inc., as advisor, lead arranger and book manager, and, among others, the Administrative Agent have entered into a Third Amended and Restated Credit Agreement, dated as of May 3, 2002 (as amended, supplemented, replaced or otherwise modified from time to time, the "Credit Agreement");

                  WHEREAS, in connection with the Credit Agreement, the Borrower and certain of its Affiliates (other than the Additional Grantors) have entered into the Second Amended and Restated Security Agreement (With Guarantee), dated as of May 3, 2002 (as amended, supplemented or otherwise modified from time to time, the "Guarantee and Security Agreement") in favor of the Administrative Agent for the benefit of the Secured Parties;

                  WHEREAS, the Credit Agreement requires each Additional Grantor to become a party to the Guarantee and Security Agreement; and

                  WHEREAS, each Additional Grantor has agreed to execute and deliver this Assumption Agreement in order to become a party to the Guarantee and Security Agreement;

                  WHEREAS, the Borrower has requested that the Lenders consent to and agree to amend the Credit Agreement to provide, among other things, for the transfers of the Borrower's Real Estate to the Additional Grantors, as more specifically set forth therein, (the "First Amendment");

                  WHEREAS, pursuant to the First Amendment, the Lenders have required that the Additional Grantors assume the obligations and liabilities of the Borrower as grantor or mortgagor under each of the Mortgages;

                  NOW, THEREFORE, IT IS AGREED:

                  1. Guarantee and Security Agreement. By executing and delivering this Assumption Agreement, each Additional Grantor, as provided in
Section 8.14 of the Guarantee
and Security Agreement, hereby becomes a party to the Guarantee and Security Agreement as a Grantor thereunder with the same force and effect as if originally named therein as a Grantor and, without limiting the generality of the foregoing, hereby expressly assumes all obligations and liabilities of a Grantor thereunder. The information set forth in Schedule A hereto is hereby added to the information set forth in Schedules to the Guarantee and Security Agreement, as more specifically set forth therein. Each Additional Grantor hereby represents and warrants that each of the representations and warranties contained in Section 4 of the Guarantee and Security Agreement is true and correct on and as the date hereof (after giving effect to this Assumption Agreement) as if made on and as of such date.

                  2.       Assumption of Certain Mortgage Liabilities.

                  Reference is made to the Mortgages:

                  (a) Properties I hereby assumes all of the obligations and liabilities, as well as all of the representations, warranties and covenants, of the Grantor or Mortgagor (each as defined in the respective Mortgages), as the case may be, arising under or with respect to each Mortgage set forth on Part I of Schedule B hereto.

                  (b) Properties II hereby assumes all of the obligations and liabilities, as well as all of the representations, warranties and covenants, of the Grantor or Mortgagor (each as defined in the respective Mortgages), as the case may be, arising under or with respect to each Mortgage set forth on Part II of Schedule B hereto.

                  (c) Properties III hereby assumes all of the obligations and liabilities, as well as all of the representations, warranties and covenants, of the Grantor or Mortgagor (each as defined in the respective Mortgages), as the case may be, arising under or with respect to each Mortgage set forth on Part III of Schedule B hereto.

                  (d) Properties IV hereby assumes all of the obligations and liabilities, as well as all of the representations, warranties and covenants, of the Grantor or Mortgagor (each as defined in the respective Mortgages), as the case may be, arising under or with respect to each Mortgage set forth on Part IV of Schedule B hereto.

                  (e) Each Additional Grantor specifically understands that each such Mortgage shall secure all obligations and liabilities arising under this Assumption Agreement and the Guarantee and Security Agreement as incorporated by reference hereby. Each Additional Grantor agrees that "Event of Default," as used in the Mortgages, shall include, without limitation, any default arising under this Agreement or in the Guarantee and Security Agreement, provided that any requirement for the giving of notice, the lapse of time, or both, has been satisfied.

                  3.       Reliance.

                  Each Additional Grantor hereby acknowledges and agrees that the Real Property Transfers contemplated in the First Amendment and Consent to the Third Amended and Restated Credit Agreement, dated as of December 27, 2002 (the "First Amendment") are being consummated at the request of the Borrower and the Properties Group Parties, and in consenting and agreeing to the First Amendment, the Lenders have relied upon
(i) each Properties Group Party becoming a Guarantor and a Grantor under the Guarantee and Security Agreement and a Grantor or Mortgagor under any other applicable Security Documents, including, without limitation, the Mortgages,
(ii) the continuing validity, enforceability and first-priority of the security interest created by the existing Mortgages in the Real Estate subject thereto notwithstanding the transfer of fee ownership of any such Real Estate to any Property Group Party, (iii) the Real Property Transfers being consummated subject to and subordinate to the Mortgages and (iv) the non-release of the Borrower from any of its obligations as Grantor or Mortgagor under the Security Documents, including without limitation, the Mortgages.

                  4. GOVERNING LAW. THIS ASSUMPTION AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

                            [Signature page follows]

         IN WITNESS WHEREOF, the undersigned have caused this Assumption Agreement to be duly executed and delivered as of the date first above written.

                                       CCA PROPERTIES OF AMERICA, LLC

                                       By: Corrections Corporation of America, a
                                           Maryland corporation, its sole member

                                       By: /s/ Todd J. Mullenger
                                           -------------------------------------
                                           Name: Todd J. Mullenger
                                           Title: Vice President, Treasurer

                                       CCA PROPERTIES OF TEXAS, L.P.

                                       By: CCA Properties of America, LLC, a
                                           Tennessee limited liability company,
                                           its General Partner

                                       By: /s/ Todd J. Mullenger
                                           -------------------------------------
                                           Name: Todd J. Mullenger
                                           Title: Vice President, Treasurer

                                       CCA PROPERTIES OF ARIZONA, LLC

                                       By: CCA of Tennessee, Inc., a Tennessee
                                           corporation, its sole member

                                       By: /s/ Todd J. Mullenger
                                           -------------------------------------
                                           Name: Todd J. Mullenger
                                           Title: Vice President, Treasurer

                                       CCA PROPERTIES OF TENNESSEE, LLC

                                       By: CCA of Tennessee, Inc., a Tennessee
                                           corporation, its sole member

                                       By: /s/ Todd J. Mullenger
                                           -------------------------------------
                                           Name: Todd J. Mullenger
                                           Title: Vice President, Treasurer

                        Schedules Intentionally Omitted

                              CONSENT OF GUARANTORS

Each of the undersigned is a Guarantor of the Obligations of the Borrower under the Credit Agreement and hereby (a) consents to the foregoing Amendment, (b) acknowledges that (i) the Obligations have been increased by virtue of the Additional Tranche B Term Loans and (ii) notwithstanding the execution and delivery of the foregoing Amendment, the obligations of each of the undersigned Guarantors are not impaired or affected and all guaranties given to the holders of Obligations and all Liens granted as security for the Obligations continue in full force and effect, and (c) confirms and ratifies its obligations under the Guaranty and Security Agreement and each other Loan Document executed by it. Capitalized terms used herein without definition shall have the meanings given to such terms in the Amendment to which this Consent is attached or in the Credit Agreement referred to therein, as applicable.

Each of the undersigned hereby acknowledges and agrees that the Real Property Transfers contemplated in the foregoing Amendment are being consummated at the request of the Borrower and at the time of their formation, the Properties Group Parties, and in consenting and agreeing to the foregoing Amendment, the Lenders have relied upon (i) each Properties Group Party becoming a Guarantor and a Grantor under the Guarantee and Security Agreement and a Grantor or Mortgagor under any other applicable Security Documents, including, without limitation, the Mortgages, (ii) the continuing validity, enforceability and first-priority of the security interest created by the existing Mortgages in the Real Estate subject thereto notwithstanding the transfer of fee ownership of any such Real Estate to any Properties Group Party, (iii) the Real Property Transfers being consummated subject to and subordinate to the Mortgages and (iv) the non-release of the Borrower from any of its obligations as Grantor or Mortgagor under the Security Documents, including without limitation, the Mortgages.

                            [Signature Page Follows]

         IN WITNESS WHEREOF, each of the undersigned has executed and delivered this Consent of Guarantors as of the 27th day of December, 2002.

                                       CCA OF TENNESSEE, INC.

                                       By:  /s/ Todd Mullenger
                                           -------------------------------------
                                            Name:  Todd Mullenger
                                            Title: Vice President, Treasurer

                                       PRISON REALTY MANAGEMENT, INC.

                                       By:  /s/ John D. Ferguson
                                           -------------------------------------
                                            Name:  John D. Ferguson
                                            Title: Chief Executive Officer and
                                                   President

                                       CCA INTERNATIONAL, INC.

                                       By:  /s/ John D. Ferguson
                                           -------------------------------------
                                            Name: John D. Ferguson
                                            Title: Chief Executive Officer and
                                                   President

                                       TRANSCOR AMERICA, LLC

                                       By:  /s/ Todd Mullenger
                                           -------------------------------------
                                             Name: Todd Mullenger
                                             Title: Vice President, Treasurer

                                       TECHNICAL AND BUSINESS INSTITUTE OF
                                       AMERICA, INC.

                                       By:  /s/ John D. Ferguson
                                           -------------------------------------
                                             Name: John D. Ferguson
                                             Title: Chief Executive Officer and
                                                    President

                     [Signatures continue on following page]

                                       CCA PROPERTIES OF AMERICA, LLC

                                       By: Corrections Corporation of America, a
                                           Maryland corporation, its sole member

                                       By:  /s/ Todd Mullenger
                                           -------------------------------------
                                             Name:  Todd Mullenger
                                             Title: Vice President, Treasurer

                                       CCA PROPERTIES OF TEXAS, L.P.

                                       By: CCA Properties of America, LLC, a
                                           Tennessee limited liability company,
                                           its General Partner

                                       By:  /s/ Todd Mullenger
                                           -------------------------------------
                                             Name:  Todd Mullenger
                                             Title: Vice President, Treasurer

                                       CCA PROPERTIES OF ARIZONA, LLC

                                       By: CCA of Tennessee, Inc., a Tennessee
                                           corporation, its sole member

                                       By:  /s/ Todd Mullenger
                                           -------------------------------------
                                             Name:  Todd Mullenger
                                             Title: Vice President, Treasurer

                                       CCA PROPERTIES OF TENNESSEE, LLC

                                       By: CCA of Tennessee, Inc., a Tennessee
                                           corporation, its sole member

                                       By:  /s/ Todd Mullenger
                                           -------------------------------------
                                             Name:  Todd Mullenger
                                             Title: Vice President, Treasurer

                          COUNTERPART SIGNATURE PAGE TO
            ENDORSEMENT WITH RESPECT TO THE INTERCOMPANY SUBORDINATED
                             DEMAND PROMISSORY NOTE

         IN WITNESS WHEREOF, each Payor has caused this Endorsement to the Intercompany Subordinated Demand Promissory Note to be executed and delivered by its proper and duly authorized officer as of December 27th, 2002.

                                       CCA PROPERTIES OF AMERICA, LLC

                                       By: Corrections Corporation of America, a
                                       Maryland corporation, its sole member

                                       By:  /s/ David M. Garfinkle
                                           -------------------------------------
                                            Name:  David M. Garfinkle
                                            Title: Vice President, Finance

                                       CCA PROPERTIES OF TEXAS, L.P.
                                       By: CCA Properties of America, LLC, a
                                       Tennessee limited liability company, its
                                       General Partner

                                       By:  /s/ Todd Mullenger
                                           -------------------------------------
                                            Name:  Todd Mullenger
                                            Title: Vice President, Treasurer

                                       CCA PROPERTIES OF ARIZONA, LLC

                                       By: CCA of Tennessee, Inc., a Tennessee
                                       corporation, its sole member

                                       By:  /s/ Todd Mullenger
                                           -------------------------------------
                                            Name:  Todd Mullenger
                                            Title: Vice President, Treasurer

                                       CCA PROPERTIES OF TENNESSEE, LLC

                                       By: CCA of Tennessee, Inc., a Tennessee
                                       corporation, its sole member

                                       By:  /s/ Todd Mullenger
                                           -------------------------------------
                                            Name:  Todd Mullenger
                                            Title: Vice President, Treasurer

                              COUNTERPART SIGNATURE PAGE TO
                INTERCOMPANY SUBORDINATED DEMAND PROMISSORY NOTE

         IN WITNESS WHEREOF, each Payor has caused this Intercompany Subordinated Demand Promissory Note to be executed and delivered by its proper and duly authorized officer as of December 27th, 2002.

                                       CCA PROPERTIES OF AMERICA, LLC

                                       By: Corrections Corporation of America, a
                                       Maryland corporation, its sole member

                                       By:  /s/ David M. Garfinkle
                                           -------------------------------------
                                            Name:  David M. Garfinkle
                                            Title: Vice President, Finance

                                       CCA PROPERTIES OF TEXAS, L.P.

                                       By: CCA Properties of America, LLC, a
                                       Tennessee limited liability company, its
                                       General Partner

                                       By:  /s/ Todd Mullenger
                                           -------------------------------------
                                            Name:  Todd Mullenger
                                            Title: Vice President, Treasurer

                                       CCA PROPERTIES OF ARIZONA, LLC

                                       By: CCA of Tennessee, Inc., a Tennessee
                                       corporation, its sole member

                                       By:  /s/ Todd Mullenger
                                           -------------------------------------
                                            Name:  Todd Mullenger
                                            Title: Vice President, Treasurer

                                       CCA PROPERTIES OF TENNESSEE, LLC

                                       By: CCA of Tennessee, Inc., a Tennessee
                                       corporation, its sole member

                                       By:  /s/ Todd Mullenger
                                           -------------------------------------
                                            Name:  Todd Mullenger
                                            Title: Vice President, Treasurer